IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF ARIZONA

In re:	CASE NO. 13-16126 (MCW)
Electric Transportation Engineering Corporation	**BUSINESS AND INDUSTRY MONTHLY OPERATING REPORT**
	MONTH OF: September 2014
	DATE PETITION FILED: SEPTEMBER 16, 2013
Debtor	TAX PAYER ID NO. : #86-0834755

Nature of Debtor's Business: Transitioning assets to buyers and winding down the entity

DATE DISCLOSURE STATEMENT FILED 7/1/2014 TO BE FILED ______

DATE PLAN OF REORGANIZATION FILED 7/1/2014 TO BE FILED ______

I CERTIFY UNDER PENALTY OF PERJURY THAT THE FOLLOWING MONTHLY OPERATING REPORT AND THE ACCOMPANYING ATTACHMENTS ARE TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE.

RESPONSIBLE PARTY:

/Susie Herrmann/	CFO
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	TITLE
Susie Herrmann, CFO	10/24/2014
PRINTED NAME OF RESPONSIBLE PARTY	DATE

PREPARER:

ORIGINAL SIGNATURE OF PREPARER	TITLE
PRINTED NAME OF PREPARER	DATE

PERSON TO CONTACT REGARDING THIS REPORT: Susie Herrmann

PHONE NUMBER: 602-686-6270

ADDRESS: PO Box 20336 Phoenix, AZ 85036-0336

FILE ORIGINAL REPORT ELECTRONICALLY WITH THE COURT, FILE PAPER COPY WITH U.S. TRUSTEE'S OFFICE

Case Number: 13-16126 (MCW)

CURRENT MONTH'S RECEIPTS AND DISBURSEMENTS

	BANK ACCOUNTS				Total
	Operating				
	#6400				
Balance at Beginning of Period	879,018				879,018
RECEIPTS					
Cash Sales					
Accounts Receivable					
Loans and Advances					
Sale of Assets					
Transfers from Other DIP Accounts					
Collection of sales tax payable on pre-petition sales					
Utility Refund					
Other - Void O/S checks					
TOTAL RECEIPTS					
DISBURSEMENTS					
Business - Ordinary Operations	195				195
Capital Improvements					
Pre-Petition Debt					
Transfers to Other DIP Accounts	100,000				100,000
Other					
Pay back other purchasing Entity					
for rec collected on their behalf					
Reorganization Expenses:					
Attorney Fees					
Accountant Fees					
Other Professional Fees					
U. S. Trustee Quarterly Fee					
Court Costs					
TOTAL DISBURSEMENTS	100,195				100,195
Balance at End of Month	778,823				778,823

*Information provided above should reconcile with balance sheet and income statement amounts

DISBURSEMENTS FOR CALCULATING QUARTERLY FEES:	
Total Disbursements From Above	100,195
Less: Transfers to Other DIP Accounts	100,000
Plus: Estate Disbursements Made by Outside Sources (payments from escrow; 2-party check; etc.)	
Total Disbursements for Calculating Quarterly Fees	195

Case Number: 13-16126 (MCW)

INCOME STATEMENT

(Accrual Basis)

*Debtor's own form may be substituted if (1) it is prepared in accordance with generally accepted accounting principals, (2) year-to-date and filing-to-date information is provided, and (3) if reorganization expenses are segregated in the statement.

	9/30/2014		
REVENUES	Current Month	Year to Date	Total Since Filing
Gross Revenue	0	0	483,432
Less: Returns & Discounts	0	0	0
Net Revenue	0	0	483,432
COST OF GOODS SOLD			
Material	0	0	142,675
Direct Labor	0	0	21,446
Direct Overhead (Sprint & Utility for charger connectivity to network)	0	-259	62,667
Blink Cost of Revenue Share	0	0	16,860
Depreciation in COGs - Project Assets	0	0	2,310,569
Total Cost of Goods Sold	0	-259	2,554,217
GROSS PROFIT	0	259	-2,070,785
OPERATING EXPENSES			
Officer/Insider Compensation	0	0	0
Selling & Marketing (attach detail)	0	0	6,005
General & Administrative (attach detail)	405	84,452	632,665
Other Expenses (attach detail)	0	24,960	167,103
Total Operating Expenses	405	109,412	805,773
Income Before Non-operating Income and Expense	-405	-109,153	-2,876,558
OTHER INCOME & EXPENSE			
Other Income - Asset Sales Normal Course	0	0	-1,200
Other Expense (attach list)	0	0	-1,072
Interest Expense	0	0	269
Depreciation/Depletion	0	0	0
Amortization	0	0	0
Net Other Income & Expense	0	0	-2,003
Income Before Reorganization Expense	-405	-109,153	-2,874,555
REORGANIZATION EXPENSES			
Professional Fees	0	0	0
U.S. Trustee Fees	325	1,625	1,625
Other - Impairment Loss	0	0	14,269,095
Gain / Loss on Sale of Assets	0	-207,544	-93,017
Total Reorganization Expenses	325	-205,919	14,177,703
Income Tax	250	250	250
NET PROFIT OR (LOSS)	-980	96,515	-17,052,508

Case Number: 13-16126 (MCW)

Operating Expense Detail

(Accrual Basis)

*Debtor's own form may be substituted if (1) it is prepared in accordance with generally accepted accounting principals, (2) current and prior period information is provided, and (3) if pre-petition and post-petition liabilities are segregated.

	9/30/2014 Current Month	Year to Date	Total Since Filing
Selling & Marketing			
G&A Labor and employee related	0	0	4,530
Telephone	0	0	86
Travel and Meals	0	0	0
Office / Postage	0	0	0
Professional	0	0	0
Marketing	0	0	715
Web Development	0	0	0
License and Dues	0	0	475
Other	0	0	199
Total Selling and Marketing	0	0	6,005
General and Administrative			
G&A Labor and employee related	0	7,757	237,893
Telephone	0	1,161	19,080
Travel and Meals	0	0	3,167
Recruiting	0	0	0
Office / Postage	0	1,769	4,257
Professional Fees	0	1,082	22,009
Vehicles	0	0	3,659
Computer and IT (For April- Cisco lease, post-petition, pre-asset sale now in A/P)	0	5,290	57,637
Marketing	0	0	36,119
Cobra (Credit for Prev. Emp. Pymts Rec'd in June '14)	0	-5,665	-5,665
Certification Expense	0	0	30,779
Dues and Subscriptions	0	10	2,563
Rent, Utilities and Maintenance (Utility Refund in June '14)	0	5,445	46,266
Business Insurance	0	51,910	153,123
Sales Tax	0	0	0
Other - Bank Fees, Record Storage etc.	405	15,694	21,779
Total General & Administrative	405	84,453	632,666
Other Expenses			
Depreciation Expense	0	0	145,452
Logicalis - Call Center post-petition, pre-asset sale, final recon, now in A/P	0	24,960	24,960
R&D Travel	0	0	0
R&D expense	0	0	-3,309
R&D Development	0	0	0
Total Other Expenses	**0**	**24,960**	**167,103**

Case Number: 13-16126 (MCW)

COMPARATIVE BALANCE SHEET

(Accrual Basis)

*Debtor's own form may be substituted if (1) it is prepared in accordance with generally accepted accounting principals, (2) cu and prior period information is provided, and (3) if pre-petition and post-petition liabilities are segregated.

	9/30/2014	
ASSETS	**CURRENT MONTH**	**PRIOR MONTH**
Unrestricted Cash	778,823	879,018
Restricted Cash		
Total Cash	**778,823**	**879,018**
Accounts Receivable (net)	61,189	61,189
Inventory		
Notes Receivable		
Prepaid Expenses - Deposit	0	0
Other Receivables from CCGI for expenses passed on	3,500	591,408
Total Current Assets	**843,512**	**1,531,615**
Property, Plant & Equipment		
Less: Accumulated Depreciation		
Net Property, Plant & Equip.		
Due From Insider(s)		
Other Assets - Inter Company Receivable (4A)	4,394,049	4,294,049
Other- Asset held for sale		
TOTAL ASSETS	**5,237,561**	**5,825,664**
POST-PETITION LIABILITIES		
Accounts Payable	259,044	258,934
Taxes Payable		
Notes Payable		
Professional Fees		
Secured Debt		
Inter Company Payable (attach list - 4A)	337,769	337,094
Other - Liabilities passed on to CCGI	3,500	591,408
Other - Accrual Vacation and Wages		
Total Post-Petition Liabilities	**600,313**	**1,187,437**
PRE-PETITION LIABILITIES		
Secured Debt	129,458	129,458
Priority Debt		
Unsecured Debt		
Inter Company Payable (attach list - 4A)	87,537,638	87,537,638
Other (attach list - 4B)	8,500,104	8,500,104
Total Pre-Petition Liabilities	96,167,200	96,167,200
TOTAL LIABILITIES	**96,767,513**	**97,354,636**
EQUITY		
Pre-petition Owner's Equity	-74,477,445	-74,477,445
Post-Petition Cumulative Profit/Loss	-17,052,507	-17,051,527
Direct Charges to Equity	0	0
Total Equity	**-91,529,952**	**-91,528,972**
TOTAL LIABILITIES & OWNER'S EQUITY	**5,237,561**	**5,825,665**

Case Number: 13-16126 (MCW)

Inter Company Receivables / Payables

(Accrual Basis)

*Debtor's own form may be substituted if (1) it is prepared in accordance with generally accepted accounting principals, (2) current and prior period information is provided, and (3) if pre-petition and post-petition liabilities are segregated.

	9/30/2014 CURRENT MONTH	PRIOR MONTH
Pre Petition Inter Company Payable		
Due to The Clarity Group	-1,669,318	-1,669,318
Due to Ecotality Inc.	-85,868,320	-85,868,320
Due To Ecotality Australia Pty Ltd.	0	0
Total Pre Petition Intercompany	**-87,537,638**	**-87,537,638**
Post Petition Inter Company Payable		
Due to The Clarity Group	0	0
Due To Ecotality Inc.	-337,769	-337,094
Due To Ecotality Australia Pty Ltd.	0	0
Total Post Petition Payable	**-337,769**	**-337,094**
Post Petition Inter Company Receivable		
Due to The Clarity Group	0	0
Due to Ecotality Inc.	4,394,049	4,294,049
Due To Ecotality Australia Pty Ltd.	0	0
Total Post Petition Receivable	**4,394,049**	**4,294,049**

Total Inter Company Receivables / Payables	CURRENT MONTH	CURRENT MONTH
Due to The Clarity Group	-1,669,318	-1,669,318
Due to Ecotality Inc.	-81,812,040	-81,911,365
Due To Ecotality Australia Pty Ltd.	0	0
TOTAL Inter Company	**-83,481,357**	**-83,580,682**

Note - Inter company balances are a net of payables and receivables by entity

Case Number: 13-16126 (MCW)

Other Liabilities

(Accrual Basis)

*Debtor's own form may be substituted if (1) it is prepared in accordance with generally accepted accounting principals, (2) current and prior period information is provided, and (3) if pre-petition and post-petition liabilities are segregated.

Other Liabilities - Pre Petition	9/30/2014 CURRENT MONTH	PRIOR MONTH
Accounts Payable	6,700,616	6,700,616
Blink Hosts	90,843	90,843
Accrued Payroll		
Accrued Liabilities	1,508,179	1,508,179
Sales Tax payable	200,467	200,467
	8,500,104	8,500,104
	0	0

Case Number: 13-16126 (MCW)

STATUS OF ASSETS

*Information provided on this page should reconcile with balance sheet amounts

As of 9/30/2014

ACOUNTS RECEIVABLE	TOTAL	0-30 Days	31-60 Days	60+ Days
Total Accounts Receivable	105,240			105,240
Less Amount Considered Uncollectible	-44,050			-44,050
Net Accounts Receivable	61,189			61,189

DUE FROM INSIDER	
Schedule Amount	
Plus: Amount Loaned Since Filing Date	
Less: Amount Collected Since Filing Date	
Less: Amount Considered Uncollectible	
Net Due From Insiders	

INVENTORY	
Beginning Inventory	13,924,258
Plus: Purchases	
Less: Cost of Goods Sold/ Assets sold	-13,924,258
Ending Inventory	0

Date Last Inventory was taken: All inventory sold as of 10/15/13

FIXED ASSETS	SCHEDULE AMOUNT	ADDITIONS	DELETIONS	Book Value
Real Property				
Buildings				
Accumulated Depreciation				
Net Buildings				
Equipment	49,629,451	144,248	-49,773,699	0
Accumulated Depreciation	31,933,619	2,559,156	-34,492,776	0
Net Equipment	17,695,832	-2,414,908	-15,280,924	0
Autos/Vehicles	1,835,624		-1,835,624	0
Accumulated Depreciation	634,011	39,511	-673,523	0
Net Autos/Vehicles	1,201,613	-39,511	-1,162,102	0

Provide a description of fixed assets added or deleted during the reporting period; include the date of Court order:

Case Number: 13-16126 (MCW)

STATUS OF LIABILITIES AND SENSITIVE PAYMENTS

*Information provided on this page should reconcile with balance sheet and disbursement detail amounts

As of 9/30/2014

POST-PETITION LIABILITIES	TOTAL	0-30 Days	31-60 Days	+ 60 Days	+ 90 Days
Accounts Payable * (SCHED 6A)	259,044	1,165	0	0	257,880
Taxes Payable					
Notes Payable					
Professional Fees Payable					
Secured Debt					
Other (SCHED 6B) - Aging Estimated	341,269	369	400	40,500	300,000
Total Post-Petition Liabilities	600,313	1,534	400	40,500	557,880

*DEBTOR MUST ATTACH AN AGED ACCOUNTS PAYABLE LISTING

PAYMENTS TO INSIDERS AND PROFESSIONALS

Insiders

Name	Reason for Payment	Amount Paid this Month	Total Paid to Date
Total Payments to Insiders			

Professionals

Name	Date of Court Order Authorizing Payment	Amount Approved	Amount Paid this Month	Total Paid to Date
Total Payments to Professionals				

Case Number: 13-16126 (MCW)

AP Listing

(Accrual Basis)

Detail of Accounts Payable - Post Petition

	Current	1 - 30	31 - 60	61 - 90	> 90	TOTAL
8X8INC01	0.00	0.00	0.00	0.00	2,987.70	2,987.70
AT&TMOBI01	0.00	0.00	0.00	0.00	9,151.28	9,151.28
BOXNETIN01	0.00	0.00	0.00	0.00	1,813.88	1,813.88
CISCOCAP01	0.00	0.00	0.00	0.00	10,073.17	10,073.17
CISCOWEB01	0.00	0.00	0.00	0.00	325.72	325.72
City of Phoenix	0.00	0.00	0.00	0.00	159.73	159.73
CITYTREA02	0.00	0.00	0.00	0.00	149.42	149.42
CORVENER01	0.00	0.00	0.00	0.00	4,657.80	4,657.80
DIGITFRU01	0.00	0.00	0.00	0.00	342.10	342.10
Eide Bailly	0.00	0.00	0.00	0.00	7,256.00	7,256.00
Employment Security Dept.	0.00	0.00	0.00	0.00	75.02	75.02
FP Mailing Solutions	0.00	0.00	0.00	0.00	204.87	204.87
GUARDOMA01	0.00	0.00	0.00	0.00	141.34	141.34
HOMEDEPO01	0.00	0.00	0.00	0.00	61.47	61.47
Iron Mountain	189.79	0.00	0.00	0.00	0.00	189.79
Logicalis	0.00	0.00	0.00	0.00	24,959.62	24,959.62
NISSMOTO01	0.00	0.00	0.00	0.00	351.78	351.78
PGE01	0.00	0.00	0.00	0.00	6.51	6.51
RKL eSolutions LLC	0.00	0.00	0.00	0.00	87.50	87.50
SDG&E01	0.00	0.00	0.00	0.00	132.10	132.10
SILVUNIQ01	0.00	0.00	0.00	0.00	3,150.00	3,150.00
SOUTCALI01	0.00	0.00	0.00	0.00	178.78	178.78
SPRINT01	0.00	0.00	0.00	0.00	7,858.29	7,858.29
STATE COMPTROLLER	0.00	0.00	0.00	0.00	100.44	100.44
TECHPROF01	0.00	0.00	0.00	0.00	8,105.70	8,105.70
UNDERWRI01	0.00	0.00	0.00	0.00	468.00	468.00
UNITPARC01	0.00	0.00	0.00	0.00	179.04	179.04
XOCOMMUN01	0.00	0.00	0.00	0.00	4,073.81	4,073.81
TOTAL	189.79	0.00	0.00	0.00	87,051.07	87,240.86
Due to CCGI			0.00	0.00	115,521.77	115,521.77
Trustee Filing Fees	975.00					975.00
Blink Customer Payables					55,306.85	55,306.85
	1,164.79	0.00	0.00	0.00	257,879.69	259,044.48

Case Number: 13-16126 (MCW)

Other Post-Petition Liabilities

(Accrual Basis)

*Debtor's own form may be substituted if (1) it is prepared in accordance with generally accepted accounting principals, (2) current and prior period information is provided, and (3) if pre-petition and post-petition liabilities are segregated.

Other Liabilities - Post Petition	CURRENT MONTH	PRIOR MONTH
*Other Liabilites passed on to CCGI	3,500	591,408
Intercompany Payable	337,769	336,873
	341,269	928,281

*** Includes outstanding invoices billed to ETEC for services provided by vendors to CCGI during the transition following the sale of certain assets to CCGI. Please see the offsetting asset "Other Receivables from CCGI for expenses passed on" as these invoices are anticipated to be paid direct by CCGI to the vendors.**

Case Number: 13-16126 (MCW)

CASE STATUS

QUESTIONAIRE

	YES	NO
Have any funds been disbursed from any accounts other than a Debtor-in-Possession account?		X
Are any post-petition receivables (accounts, notes or loans) due from related parties?	X	
Are any wages past due?		X
Are any U. S. Trustee quarterly fees delinquent?		X

Provide a detailed explanation of any "YES" answers to the above questions: (attach additional sheets if needed)

Business expenses received/paid by related party passed to company through intercompany receivable/payable accounts.

Current number of employees: 0

INSURANCE

Carrier & Policy Number	Type of Policy	Period Covered	Payment Amount & Frequency

What steps have been taken to remedy the problems which brought on the chapter 11 filing?

The Company has sold all assets as of 10/15/13 and is in the process of winding down operations

Identify any matters that are delaying the filing of a plan of reorganization:

None

Case Number: 13-16126 (MCW)

DISBURSEMENT DETAIL

Month: Jan-00

Account # 6400

Bank Name Bank of America

Cash/Electronic Disbursements		0	
Date	Payee	Purpose	Amount
9/5/14	Ecotality Inc.	Transfer to other Debtor	100,000
		Total Cash/Electronic Disbursements	100,000

CHECKS ISSUED				
Check Number	Date	Payee	Purpose	Amount
23345	9/19/14	Iron Mountain	Document Storage	192
23346	9/19/14	Employment Security Dept	Q4 2013 Unemp Tax WA	3
				195
Total checks listed on continuation pages				

TOTAL DISBURSEMENTS FOR THE MONTH (include cash/electronic disbursements)	100,195